June 18, 2013
2013
Financials
Conference
2013
Financials
Conference
Victor T. Adamo Retiring Vice-Chairman
Frank B. O’Neil Investor Relations Officer

This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.
We especially identify statements concerning our transactions involving Medmarc Insurance
Company and Independent Nevada Doctors Insurance Company as Forward Looking Statements
and direct your attention to our news releases issued on June 27, 2012, our Current Report on Form
8K, issued on June 28, 2012 and our 10K, filed on February 19, 2013 for a discussion of risk factors pertaining to these transactions and subsequent integration into ProAssurance.
This presentation contains Non-GAAP measures, and we may reference Non-GAAP measures in our remarks and discussions. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the Investor Relations section of our website,
www.ProAssurance.com, and in the related Current Report on Form 8K disclosing that release.
FORWARD LOOKING STATEMENTS
NON-GAAP MEASURES

Q1 2013 Highlights
  Increased Net and Operating Income Y-O-Y
  ROE of 13.4%
  Book Value per share now $38.19
  4% increase since year-end 2012
  Book Value per Share has grown each year since
 1991
  Shareholder’s Equity and Total Assets at record
 levels
  Recent transactions contributing to our results
 with integration proceeding as planned

ProAssurance Corporate Profile
  Specialty liability insurance writer
  Healthcare Professional Liability (HCPL)
  Only “pure play” public company writing predominately HCPL
  Life sciences and medical devices
  Attorney’s professional liability
  Market Cap: ~$3.0 billion
  Shareholders’ Equity: $2.4 billion
  Total Assets: $5.3 billion
  Upper Tier Claims-Paying Ratings
  “A+“ Upgrade by A. M. Best on June 17th
  “A” affirmed by Fitch on May 1st

Physician & Dental 80.1%
Ancillary Healthcare 6.3%
Hospitals & Facilities 4.7%
Attorneys 5.0%
Life Sciences 3.6%
Other 0.3%

Physicians & Dentists 80.6%
Ancillary Healthcare 3.1%
Hospitals & Facilities 0.8%
Attorneys 12.6%
Life Sciences 1.6%
Other 1.3%

5

ProAssurance Business Profile
Distribution Channels
	HCPL	LPL	Life Sciences
Agent / Broker	64%	75%	100%
Direct	36%	25%	--
Q1 2013 Policyholders: ~64,600
Q1 2013 Premium: $163.2 mln
March 31, 2013
 Includes Acquisitions
Tail Premium Allocated by Line

## Top HCPL States Q1 2013

(2012 Gross Written Premium / *millions*)

Alabama $20 15%
Texas $14 10%
Ohio $14 10%
Wisconsin $11 8%
Illinois $9 7%
All Other $69 50%

ProAssurance. Treated Fairly

ProAssurance Geographic Profile
  Broad geographic diversification
  Locally-based decision-making differentiates ProAssurance by addressing each state’s unique medical/legal challenges
ProAssurance Footprint / All Lines
(Birmingham)
Corporate Headquarters
Corporate Headquarters
Claims Offices
Claims Offices
Claims / Underwriting Offices
Claims / Underwriting Offices
Underwriting Offices
Underwriting Offices

Seeking Increased Yield But Balancing Risk
 We continue to focus on
 maintaining a high quality, well
 diversified fixed income
 portfolio
 We are making incremental
 changes to obtain higher yields
 in blue chip investments
$4.3 Billion
Portfolio
$4.3 Billion
Portfolio
Fixed Income:
84%
Fixed Income:
84%
Short Term: 2%
Short Term: 2%
Equity and Equity Substitutes: 12%
Equity and Equity Substitutes: 12%
BOLI: 1%
BOLI: 1%
3/31/13

Management is Experienced & Invested
  Effective senior management remains in place—14 years average tenure
  Average ProAssurance tenure through the VP level is 16 years, with an average of 26 years industry experience
  Management and employees are invested, owning ~5.6 % of ProAssurance stock
W. Stancil Starnes, JD
Chairman & Chief Executive Officer
Company Tenure: 6 Years
Prior MPL Experience: 29 Years
Total Industry & Related Experience: 35 Years
Formerly in the private practice of law in MPL defense and
complex corporate litigation

Victor T. Adamo, JD, CPCU
Retiring as Vice-Chairman on July 5, 2013
Company Tenure: 28 Years
Prior MPL Experience: 5 Years
Total Industry & Related Experience: 33 Years
Formerly in the private practice of corporate law. President of
Professionals Group prior to formation of ProAssurance

Ross E. Taubman, DPM
President of PICA
Company Tenure: 2 Year
Prior MPL Experience: -
Total Industry & Related Experience: 28 Years
Formerly in the private practice of podiatry. Leader in
organized podiatric medicine; former president and Trustee of the American Podiatric Medical Association

Jeffrey L. Bowlby, ARM
Sr. Vice-President & Chief Marketing Officer
Company Tenure: 15 Years
Prior MPL Experience: -
Total Industry & Related Experience: 29 Years
Career-long experience in insurance sales and marketing,
most recently as SVP for Marketing with Meadowbrook

Howard H. Friedman, ACAS
Sr. Vice-President & Chief Underwriting Officer
Company Tenure: 17 Years
Prior MPL Experience: 16 Years
Total Industry & Related Experience: 33 Years
Career-long experience in MPL company operations
and management. Former ProAssurance CFO.

Jeffrey P. Lisenby, JD
Sr. Vice-President, General Counsel & Secretary
Company Tenure: 12 Years
Prior MPL Experience: -
Total Industry & Related Experience: 12 Years
Formerly in the private practice of law

Duncan Y. Manley
Vice-President, Operations and Information Systems
Company Tenure: 13 Years
Prior MPL Experience: 7 Years
Total Industry & Related Experience: 20 Years
Career-long experience in MPL company operations as an
executive and consultant.

Frank B. O’Neil
Sr. Vice-President & Chief Communications Officer
Company Tenure: 26 Years
Prior MPL Experience: -
Total Industry & Related Experience: 26 Years
Formerly a television news executive and anchor

Edward L. Rand, Jr., CPA
Sr. Vice-President & Chief Financial Officer
Company Tenure: 8 Years
Prior MPL Experience: -
Total Industry & Related Experience: 20 Years
Career-long experience in insurance finance and accounting.
Most recently Chief Accounting Officer for Partner Re

Darryl K. Thomas, JD
Sr. Vice-President & Chief Claims Officer
Company Tenure: 18 Years
Prior MPL Experience: 10 Years
Total Industry & Related Experience: 28 Years
Career-long experience in MPL claims management

Hayes V. Whiteside, MD, FACS
Sr. Vice-President & Chief Medical Officer
Company Tenure: 9 Years
Prior MPL Experience: -
Total Industry & Related Experience: 29 Years
Formerly in the private practice of Urology

Mary Todd Peterson
President & CEO of Medmarc
Company Tenure: 12 Years
Prior Industry Experience: 14 Years
Total Industry & Related Experience: 26 Years
Former Partner with Johnson Lambert and VP Finance &
Controller with Acacia

Our Commitment to Treated Fairly
  Unwavering dedication to the defense of
 non-meritorious lawsuits
  Allows our insureds the right to an unfettered defense of
 their claims where permitted by law
  Steadfast dedication to in-depth underwriting and
 adequate pricing
  An unsurpassed level of customer service
  Unquestioned financial strength consistently
 delivering value for insureds and shareholders

# Strategies for Future Success

ProAssurance.
Treated Fairly

Strategies for Future Success
Our successful experience and deep expertise
uniquely qualify ProAssurance to insure the
widest range of healthcare risks

Building a Bridge to the Future
  Our core business is at a pivot point
  We are uniquely positioned to succeed by serving the
 emerging market and remaining legacy business
  Smaller competitors with less experience and capacity
 have decisions to make

Legacy business is largely
single-state, solo
and small groups.
A substantial amount of this
business will remain, but
will demand more from
insurers.
The future will be
dominated by large
groups and institutions,
often multi-disciplinary
and multi-state. They
will demand financial
strength and deep
expertise.

Building a Bridge to the Future
  Larger risks will demand sophisticated
 coverages that span the continuum of healthcare
  Broad healthcare liability experience is our
 foundation
  We added capacity & capability through M&A
 Example: Medmarc, PICA and Mid-Continent
Home
Healthcare
Non-Traditional
Delivery Settings
Multi-Specialty
Clinics
Hospital & Facility
Centered Care
New delivery
devices,
techniques and
research
ProAssurance spans the continuum of care
Traditional
Practices

ProAssurance’s Successful M&A
Strategy
  Consolidation will continue and will remain episodic
  Fewer significant targets
  Remaining companies of size are in important strategic areas
  We prefer “health care centric” but will consider closely related liability lines
  Legal/regulatory environment must be favorable
  Not all M&A opportunities should be pursued
  We do not “bet the company” on any transaction
Soft Market
Hard Market
M & A
de novo
Expansion
Internal
Growth
All avenues
open
because of
pricing
power
M & A is
preferable
because of
pricing
pressure
M & A and the Insurance Cycle

PICOM INSURANCE COMPANY → PROFESSIONALS GROUP

Medical Assurance ← Mutual Assurance

AMIE

ASSOCIATED PHYSICIANS INSURANCE COMPANY

PHYSICIANS PROTECTIVE TRUST FUND

Medical Defense Associates

MOMEDICO

PICO

PICI

WVHIC

PROASSURANCE.

Treated Fairly

APS

GEORGIA LAWYERS INSURANCE PROGRAM

NCRIC, Inc.

MID-CONTINENT GENERAL AGENCY, INC

PICA group

PIC WISCONSIN

PACO ASSURANCE COMPANY INC

OUM CHIROPRACTOR PROGRAM

DPM PROFESSIONAL LIABILITY PROGRAM

Medmarc

IND NEVADA DOCTORS

PRMA

ProAssurance’s Successful M&A History
Original
Companies
  Purchased Company
  Demutualization
OHIC
HOSPITALS ONLY
2
1
1
1
1
1
1
1
1
3
4
4
1
4
  Renewal Rights
  Assumed Business
2
2
†
2
3
1
3
3
1
SERTA

ProAssurance Will Grow Prudently
  ProAssurance is a demonstrated leader in M&A
  We will broaden our lines of coverage as needed
  Healthcare-related
  Through prudent leverage of our expertise and the
 addition of specialized expertise
  The market will firm and we are prepared to
 grow organically
  Past history teaches us the turn will be sudden and
 capital will allow us to respond rapidly

Strategy for an Evolving Market
  Shaped by a healthcare landscape that will
 change—with or without federal healthcare
 reform
  Expanding our capabilities and commitment
 across the continuum of healthcare
  Building on two decades of hospital experience
  Recent expansion into products liability for life
 sciences and medical devices through M&A
  Enhancing our historical commitment to
 individual providers and small groups

- Example: The Certitude*tm* program with Ascension Health

ProAssurance.
Treated Fairly

Strategy for an Evolving Market
  Leverage our reach, expertise and financial
 strength with larger accounts
  Largest non-profit healthcare
 system in the US
  Now in Michigan, Florida,
 Illinois, Indiana and Texas
  Insuring Ascension-affiliated
 physicians through coordinated,
 jointly insured programs
  Financial involvement of both entities creates incentive to reduce risk
*www.ascensionhealth.org/index.php?option=com_locations&view=locations&Itemid=148
Ascension Health’s Ministry Locations*

Strategy for an Evolving Market
  Joint physician/hospital insurance products to
 address the unique risk tolerance and claims-
 handling expectation of each insured
  Partnerships with existing physician-focused
 companies to leverage hospital expertise
  Recently announced California venture with
 CAP-MPT: CAPAssurance
  Alternative risk and self-insurance mechanisms
  Captive insurance, risk sharing programs and
 Risk Retention Groups for
 specific specialties or regions

# Size & Scope of Top MPL Writers

Surplus
$$ in billions
Bubble Size = Direct Premiums Written
$$ in millions
$2.0
$1.5
$1.0
$0.5
$0.0
-$0.5
0
10
20
30
40
50
Active States
ProAssurance
Size, Scope & Experience
$522
MLMIC
NY Only
$559
Coverys
Limited Scope
$360
Doctors Co
National
Limited Hospital Experience
$794
Medical Protective
National
Recent Hospital Experience
$795
ISMIE
Limited Scope
No Hospital Experience
$263
MAG Mutual
Limited Scope
No Hospital Experience
$231
MICA
SVIMC
$157
MMMD
MMNC
COPIC
MMIC
Limited Scope
$129
Physicians Ins. Mutual
Limited Scope
MD Focus
$84
NORCAL
Limited Scope
Minimal Hospital Experience
$294
National Chiropractic Mutual
National
Limited Focus
$87
Preferred Professionals
Limited Scope
Limited Hospital Experience
$88
PRI
NY Only
Negative reported surplus
$374

ProAssurance. Treated Fairly

Positioned to Succeed
  ProAssurance has the right combination of geographic scope, broad experience, and financial strength for success in the new world of healthcare liability

SNL 2012 Statutory Data, MPL Writers with Direct Written Premiums >$80 million

Healthcare Reform
  No meaningful change after the election
  Known: More customers for us
  May accelerate the growth of hospital-owned practices and
 consolidation into larger groups
  Provides an opportunity for us due to our geographic reach, long-term experience in hospitals and our financial strength
  We have enhanced our ability to write new classes of
 business through acquisitions
  May hasten the need for consolidation of smaller insurers
  Unknown: Effect on the medical/legal environment
  Increased patient frustration with the system
  Possibility of more unexpected outcomes

# Today's Healthcare Professional Liability Market

ProAssurance.
Treated Fairly

Today’s Healthcare Professional Liability Market
ProAssurance delivers an unparalleled level of
service and financial stability that truly
differentiates our coverage and our Company in an
evolving, competitive market

HCPL Stands Apart in Insurance
  HCPL claims may not be filed for years after an
 incident and may take years to resolve: Long-tail
  Personal lines are short tail
  Introduces long periods of uncertainty
  Loss trends may change expected severity from time of
 initial pricing
  Can be mitigated by the use of the claims-made policy form
  Can provide a false sense of security for start-ups and
 companies seeking to aggregate market share based on price
  Float can be meaningful
  HCPL claims are almost always lawsuits
  High cost to defend, even if you win

The HCPL Market Today
  Prolonged period of “benign profitability”
  Premiums levels remain well above levels of 2000
  Significant policyholder retention by all companies
 despite fierce competition
  No large commercial carriers have entered the market
 in a meaningful manner
  Significant barriers to entry in underwriting and claims
 handling
  Psychological barriers exist—failures in the past
  No catastrophe exposure

| Factor | Status | Cycle Impact |
|---|---|---|
| Frequency | Stabilized<br>Some Upward Indications | Neutral – Harden |
| Severity | Moderate | Neutral |
| Investment Returns | Low | Harden |
| Capital | Excess Capacity | Soften |
| Cash Flow | Becoming Strained | Neutral – Harden |
| Reserves | Modestly Redundant | Soften |
| Reinsurance | Sufficient Capacity | Neutral |

ProAssurance. Treated Fairly

The HCPL Market Today

The HCPL Market Today
  Changes in healthcare delivery are changing the
 underlying dynamics
  Physicians are combining into larger groups
  Physician practices are being brought into hospitals through purchase or affiliation
  Hospitals are combining into large networks requiring
 greater insurance expertise and greater financial security
  Larger companies with geographical reach and
 financial strength will have an advantage in attracting
 new business and continuing to consolidate

The HCPL Market Today
  Market remains fragmented even after two
 decades of consolidation
  More than 100 writers
  Largest market share is ~8%
  87% of top 100 companies have <2%
  76% of top 100 companies have <1%

| Rank | | | | | Market Share | | | |
|---|---|---|---|---|---|---|---|---|
| '12 | '11 | '10 | Company | 2012 MPL DPW (000's) | '12 | '11 | '10 | Comments |
| 1 | 2 | 2 | Berkshire Hathaway | $ 840,579 | 8.4% | 8.2% | 8.3% | Majority written through Medical Protective, a direct competitor. |
| 2 | 1 | 3 | Doctors Company | $ 794,134 | 7.9% | 8.3% | 8.4% | Non-public / direct competitor. |
| 3 | 3 | 1 | Medical Liability Mutual | $ 558,707 | 5.6% | 5.5% | 5.8% | Writes only in New York. |
| **4** | **4** | **4** | **ProAssurance** | **$ 521,576** | 5.2% | 5.4% | 5.4% | |
| 5 | 5 | 5 | CNA | $ 483,041 | 4.8% | 5.0% | 4.9% | Direct competitor for allied health. Primarily writes excess. |
| **2012 Total DPW: $10.0 billion / 2011 Total DPW: $10.3 billion / 2010 Total DPW: $10.6 billion** | | | | | | | | |

| ProAssurance As a Top Five Writer | | |
|---|---|---|
| State | 2012 Rank | 2012 Share |
| Alabama | 1 | 51% ↑ |
| Delaware | 1 | 43% |
| DC | 1 | 40% |
| Nevada | 1 ↑ | 25% ↑ |
| Wisconsin | 1 | 29% ↓ |
| Indiana | 2 | 21% ↓ |
| Kentucky | 2 | 13% ↑ |
| Texas | 2 | 16% ↓ |
| Florida | 3 | 6% ↓ |
| Iowa | 3 | 10% ↓ |
| Kansas | 3 | 8% ↓ |
| Michigan | 3 | 15% |
| Minnesota | 3 | 3% |
| Nebraska | 3 | 9% |
| Ohio | 3 | 14% |
| Illinois | 4 ↑ | 5% ↑ |
| Missouri | 4 | 7% ↑ |
| Arkansas | 4 ↑ | 10% |
| South Dakota | 4 | 3% |
| Maryland | 5 ↑ | 4% ↑ |
| Oklahoma | 5 ↓ | 8% ↑ |
| Tennessee | 5 ↑ | 3% ↑ |
| **Market Share 6-10: AK, GA, ID, LA, ME, MA, NJ, SC, UT, VT, VA, WY** | | |

ProAssurance. Treated Fairly

ProAssurance’s Standing in HCPL
  ProAssurance is the largest independent
 publicly-traded writer of HCPL insurance
  Fourth largest overall writer
DPW: SNL Data 2012

# Sound Strategy = Consistent Profitability

ProAssurance.
Treated Fairly

Sound Strategy = Consistent Profitability

$41.82
$40.23
$35.67
Cumulative Dividends
Book Value per Share
$30.17
$26.30
$21.35
$19.35
$16.81
$12.30
$9.39
$8.01
$6.96
$5.79
$4.28
$3.14
$1.84
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
06
07
08
09
10
11
12
Q1 13

PROASSURANCE.
Treated Fairly

  Captures our focus on long-term excellence
  Increased every year we have been public
The Payoff: Consistent Book Value Growth

Inception to 3/31/13
CAGR: 16%
Cumulative: 2,179%
10 Year Summary (2003 -2012)
CAGR: 16%
Cumulative: 360%
Historical Book Value Per Share
 Split Adjusted
 Dividends Shown in the Year Declared
Reflects all stock splits and includes all dividends in the year declared

$51.73
$42.19
$39.91
$30.30
$27.46
$26.39
$26.86
$24.96
$24.32
$19.56
$16.08
$15.75
$11.60
$10.50
$10.09
$8.79
$8.34
$6.59
$6.24
$4.77
$3.85
$3.80
$2.62
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
06
07
08
09
10
11
12
6/15/13

PROASSURANCE.
Treated Fairly

  Share price reflects investor confidence in
 our business decisions and long-term strategy
The Payoff: Steady Share Price Increase

Historical Share Price
Reflects all stock splits
2012 excludes
$2.50/share
special dividend
Inception to 6/15/13
CAGR: 15%
Cumulative: 1,874%
10 Year Summary (2003-2012)
CAGR: 15%
Cumulative: 302%

$178
$207
$222
$215
$232
$219
$287
$279
$275
$257
$56
$48
$113
$60
2008
2009
2010
2011
2012
Q1 2012
Q1 2013

ProAssurance.
Treated Fairly

Historical Financial Performance
  Our disciplined, long-term approach drives
 consistent profitability
$ in millions
Net Income1
Operating Income2

1 Includes a gain of $35.5 million in the first quarter of 2013 in connection with our acquisition of Medmarc as a result of the value of the net assets acquired vs. our purchase price.
2 Excludes the after-tax effects of net realized gains or losses and one-time items that do not reflect normal operating results

Q1 2013 Income Statement Highlights
in millions, except per share data

	March 31,		Y-OVER-Y Change
	2013	2012
Gross Premiums Written	$ 163	$ 170	-4%
Net Investment Result	32	31	+2%
Total Expenses (Includes Loss Costs)	95	105	-10%
Net Income (Includes Realized Investment Gains & Losses and gain on acquisition)	$ 113	$ 56	+103%
Operating Income	$ 60	$ 48	+24%
Net Income per Diluted Share	$1.82	$0.90	+102%
Operating Income per Diluted Share	$0.97	$0.78	+24%

2012 Income Statement Highlights
in millions, except per share data

	December 31,		Y-OVER-Y Change
	2012	2011
Gross Premiums Written	$ 536	$ 566	-5%
Net Investment Result	129	132	-2%
Total Expenses (Includes Loss Costs)	320	302	+6%
Net Income (Includes Realized Investment Gains & Losses)	$ 275	$ 287	-4%
Operating Income	$ 257	$ 279	-8%
Net Income per Diluted Share	$4.46	$4.65	-4%
Operating Income per Diluted Share	$4.16	$4.52	-8%

Ten-Year Reserve Development History by Quarter by Year

TOTAL
Q4
Q3
Q2
Q1
$10
$16
$23
$36
$105
$44
$25
$20
$16
$185
$104
$30
$31
$20
$207
$109
$43
$37
$19
$234
$138
$33
$38
$25
$326
$184
$52
$50
$40
$272
$115
$50
$60
$47
YTD
$53
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

ProAssurance. Treated Fairly

Consistent Approach to Reserves
  Consistent reserving practices provide protection
 against a loss trend reversal and capital erosion

$ in thousands

($ in millions)
$471
$459
$554
$498
$533
$519
$566
$565
$536
$551
$170
$137
$163
$135
2008
2009
2010
2011
2012
Q1 20122
Q1 2013

ProAssurance.
Treated Fairly

Disciplined Underwriting
Five Year Premium History

  Consistently writing profitable business to ensure
 long-term success
  Premium decline driven by competition, physician
 consolidation and rate actions driven by an
 unprecedented favorable loss environment
Gross Premiums Written
Net Premiums Earned

$1.42
$1.70
$1.86
$2.16
$2.27
$2.36
2008
2009
2010
2011
2012
Q1 2013

PROASSURANCE.
Treated Fairly

Q1 2013 Balance Sheet Highlights
Split adjusted, in billions, except Book Value per share
Shareholders’ Equity $ 2.4  $ 2.3 +4%
Total Investments   4.3  3.9 +10%
Total Assets  5.2  4.9 +6%
Policy Liabilities   2.5   2.3 +9%

 3/31/13  12/31/12 CHANGE

Shareholders’ Equity
66% increase since 2008
Book Value per Share $ 38.19 $36.85 +4%

$ in billions
$4.3
$4.6
$4.9
$5.0
$4.9
$5.2
2008
2009
2010
2011
2012
Q1 2013

ProAssurance.
Treated Fairly

Long-Term Financial Strength
  Our balance sheet is our
 top financial priority
  Financial strength
 differentiates us in
 the market
  The claims defense
 philosophy that
 differentiates us in the
 market leverages our
 financial strength
Total Assets

$200
$150
$100
$50
$-
2007
2008
2009
2010
2011
2012
2013
Share buybacks
Dividends

ProAssurance.
Treated Fairly

Capital Management Priorities
  Preferred use is to support growth through M&A or new business
  We balance future needs with current market reality
  Regular dividend is $1.00/share
  ~2% yield based on
 current share price
  Prudent share repurchase program
  $321 million spent to
 repurchase 6.1 million shares
 since 2005
  Repurchasing shares at prices
 that enhance shareholder value
 and build Book Value
  Additional funds utilized
 to eliminate long-term debt

Returning Capital to Shareholders
$ in millions

# ProAssurance Outperforms the Industry

- ProAssurance consistently outperforms in a volatile line of business

Calendar Year Combined Ratio 1991 - 2012

160%
140%
120%
100%
80%
60%
40%
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

PROASSURANCE.
Treated Fairly

Source: 1991-2011 A.M. Best Aggregates and Averages, Medical Malpractice Lines of Business
 2012: Preliminary A. M. Best industry data from special report issued 5/6/13
Five Years: ProAssurance Average: 58.7% / Industry Average: 84.4%
Ten Years: ProAssurance Average: 77.8% / Industry Average: 94.7%
1991-2011: ProAssurance Average: 89.8% / Industry Average: 107.9%
  Industry Average

  ProAssurance

- HCPL remains volatile despite recent favorable overall trends

Calendar Year Combined Ratio 2004 - 2012

200%
100%
0%
-100%
2004
2005
2006
2007
2008
2009
2010
2011
2012

Source: Max / Min is the weighted average of the five highest and five lowest Combined Ratios

40

ProAssurance. Treated Fairly

ProAssurance Outperforms the Industry
 2004-2011 A.M. Best Aggregates and Averages, Medical Malpractice Lines of Business
 2012: Preliminary SNL Data
  Weighted Average
            High/Low
 Industry
 Average

 ProAssurance

150%
110%
70%
30%
-10%

| | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | Q1 13 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Annual | 23% | 28% | 28% | 19% | 11% | 3% | -2% | -6% | -4% | -2% | -2% | 0% | -2% |
| Cumulative | 23% | 57% | 101% | 139% | 165% | 173% | 168% | 152% | 142% | 137% | 132% | 132% | 128% |

PROASSURANCE.
Treated Fairly

ProAssurance Pricing History
  Peak pricing was in 2006
  Improved frequency trends are reflected in recent rate declines
  Improvement in frequency has outweighed the steady, manageable rise in severity
  Loss trends have improved in states with and without tort reforms
  Rate changes (up or down) through 2013 likely will be low-to-mid single digits
MD/DO Rate Change History
PICA excluded to facilitate accurate comparisons over time

Year-over-Year Premium Retention – Physicians

84%
84%
85%
87%
90%
90%
89%
90%
2005
2006
2007
2008
2009
2010
2011
2012

Last Four Quarters' Premium Retention – Physicians

88%
89%
89%
87%
Q2 12
Q3 12
Q4 12
Q1 13

ProAssurance. Treated Fairly

ProAssurance Retention Remains High
  Continued underwriting vigilance is being used today
 to ensure future success
  Market share is important, but NOT as important as
 profitability
  Retention remains in line with recent quarters

# ProAssurance Operational Review

ProAssurance.
Treated Fairly

ProAssurance Operational Review
ProAssurance delivers an unparalleled level of
service and financial stability that truly
differentiates our coverage and our Company in an
evolving, competitive market

Underwriting for Profitability Not Market Share
  Underwriting process driven by individual risk
 selection and assessment of loss history, areas
 of practice, and location
  Rates contemplate specific ROE expectations
  Frequent rate/loss reviews ensure adequate prices
  Rate filings consider the results of the past five to
 seven years to ensure a single year does not unduly
 influence results
  Stringent underwriting standards maintain rate
 structure and enhance profitability

$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0

| | Family Practice (No Surgery) | Anesthesiology | Plastic Surgery | General Surgery | Orthopedic Surgery w/Spine | Obstetrics |
|---|---|---|---|---|---|---|
| Birmingham, AL | $7,484 | $17,422 | $26,774 | $30,515 | $37,997 | $41,737 |
| Louisville, KY | $12,131 | $21,190 | $40,442 | $46,104 | $46,104 | $68,753 |
| Denver, CO | $13,842 | $17,090 | $46,325 | $46,325 | $52,822 | $65,815 |
| Atlanta, GA | $13,990 | $24,434 | $46,627 | $46,627 | $53,154 | $66,209 |
| Dallas, TX | $21,254 | $21,254 | $43,353 | $58,430 | $67,807 | $62,974 |
| Boston, MA | $16,870 | $29,718 | $57,018 | $57,018 | $65,048 | $81,108 |
| St Louis, MO | $19,066 | $21,317 | $55,072 | $64,073 | $68,574 | $91,077 |
| Washington, DC | $24,010 | $30,402 | $83,672 | $73,018 | $99,652 | $147,595 |
| Cleveland, OH | $23,729 | $34,612 | $67,260 | $78,143 | $89,026 | $110,792 |
| Detroit, MI | $28,263 | $28,263 | $83,268 | $108,020 | $97,019 | $108,020 |
| Miami, FL | $32,384 | $40,315 | $74,500 | $115,521 | $115,521 | $164,747 |

ProAssurance.
Treated Fairly

Key State Rate Comparison
Annual Premium for a $1M / $3M Policy
Filed or Approved at 1/01/13

Understanding Recent Loss Trends
  Frequency stable after
 historic declines
  Lawyers are the gatekeepers
  Must weigh the cost of a trial vs.
 chances of success
  Likelihood of success is affected
 by many factors
  Societal perceptions of lawsuits
 against physicians
  Effects of the overall Tort
 Reform debate and headlines
 across the country
  Reforms enacted in some states
  Better quality of care reduces the
 number of medical misadventures
  Severity uptrend remains
 steady at 2%-3%
  Closely tied to inflation
  Primarily medical cost inflation
  Jury sentiment in reaction to
 headlines has moderated, but
 not eliminated, runaway
 verdicts in recent years
  Tort Reforms have limited
 non-economic damages in a
 number of states

4,850
4,310
4,377
4,460
4,043
4,265
2007
2008
2009
2010
2011
2012

765
503
444
336
273
319
2007
2008
2009
2010
2011
2012

ProAssurance.
Treated Fairly

New Claims Opened Each Year
Claims Trends Remain Favorable
  Fewer cases to try following significant decline in frequency
  Severity trends steady and manageable
  No observed effect from the economic downturn
  Trends are much the same in states with or without Tort Reform
ProAssurance Claims Tried to a Verdict

Dropped or Dismissed 65.4%
Defense Verdict 13.0%
Plaintiff Verdict 3.7%
Settled or ADR 17.9%

Dropped or Dismissed 64.5%
Defense Verdict 7.0%
Plaintiff Verdict 0.7%
Settled or ADR 27.8%

ProAssurance.
Treated Fairly

Differentiate Through Claims Defense
  We leverage our financial strength to give our insureds the opportunity for an uncompromising defense of each claim
  Differentiates our product
  Provides long-term financial and marketing advantages
  Retains business and deters future lawsuits
  Increasingly important as claims data becomes public
  Malpractice outcomes now public in 26 states
ProAssurance: 78% No Paid Losses
Industry: 72% No Paid Losses
Source: Preliminary PIAA 2011
 Claim Trend Analysis,
 ProAssurance Excluded
Five Year Average
2007-2011
Source: ProAssurance,
 as reported to
 PIAA

8%
25%
92%
75%
With Indemnity
NO Indemnity
ProAssurance
All Others

13%
4%
87%
96%
Closed With Trial
Closed by Settlement, ADR or Without Trial
ProAssurance
All Others

$68,239
$34,670
ProAssurance
All Others

PROASSURANCE.
Treated Fairly

The Ohio Example: 2005 - 2011 Data
  Comprehensive, reliable data provided by the Ohio Department of Insurance
  Broad range of competitors and business approaches
www.insurance.ohio.gov/Legal/Reports/Documents/2011ClosedClaimReport.pdf
More Claims Closed With No Indemnity
More Claims Defended in Court
2x Lower Average Indemnity Payment per Closed Claim

49%
51%
68%
32%
2006
2007
2008
2009
2010
2011
PRA
Industry

PROASSURANCE.
Treated Fairly

The Bottom Line Benefits of Strong Defense
  Our ability and willingness to defend claims allows us
 to achieve better results
Source: Statutory Basis, A.M. Best Aggregates & Averages
 Some totals may not agree due to rounding
ProAssurance vs. Industry
Average Loss Ratio (2007-2011)
Legal Payments as
a Percentage of
Total Loss Ratio
Loss Payments as a
Percentage of Total
Loss Ratio
64.3%
44.2%
58.9%
42.0%
41.6%
76.0%
36.8%
ProAssurance Stand Alone
Loss Ratio (2006-2011)
Calendar Year
24.7%
79%
68%
52%
58%
56%
81%
19%
21%
32%
48%
42%
44%

Behind the Numbers

179,416
224,129
235,796
292,491
276,470
$112,478
98,663
19,870
50,913
15,343
112,850
(7,754)
(45,800)
7,205
(15,269)
(15,445)
$(89,252)
$(48,987)
$(110,545)
$(27,400)
(192,466)

| | 2008 | 2009 | 2010 | 2011 | 2012 | Q1 2013 |
|---|---|---|---|---|---|---|
| Dividends | | | | (15,269) | (192,466) | (15,445) |
| Earnings | 179,416 | 224,129 | 235,796 | 292,491 | 276,470 | 112,850 |
| Employee Stock Transactions | 11,673 | 7,205 | 6,147 | 6,855 | 7,780 | 812 |
| Stock Issued | 112,478 | - | - | - | - | - |
| TREASURY STOCK | (89,252) | (48,987) | (110,545) | (27,400) | - | - |
| Unrealized G/L | (45,800) | 98,663 | 19,870 | 50,913 | 15,343 | (7,754) |
| Total Equity | 1,424 | 1,705 | 1,856 | 2,164 | 2,271 | 2,361 |
| | | | | | | |

PROASSURANCE. Treated Fairly

Capital Growth: 2008-Q1 2013
in $000’s except
total equity (000,000’s)
* Includes economic cost of holding treasury shares

Other Assets: 4.0%
Goodwill & Intangible Assets: 4.2%
Insurance Receivables 7.2%
Cash & Investments: 84.6%
Loss Reserves: 42.5%
Unearned Premiums: 5.3%
Reinsurance Payable & Other Liabilities: 7.0%
Other Equity: 9.2%
Retained Earnings: 36.0%
Assets: $5.2 bln
Liabilities: $2.9 bln
Equity: $2.4 bln

ProAssurance. Treated Fairly

Inside ProAssurance’s Balance Sheet
3/31/13

Other: 0.8%
Net Investment Income: 16.5%
Net Realized Investment Gains: 13.7%
Net Premiums Earned: 69.0%
Net Losses and Loss Adjustment Expenses: 29.6%
Underwriting, Policy Acquisitions, Operating and Interest Expenses: 19.2%
Provision for Income Taxes: 11.5%
Net Income (Exclusive of Gain on Acquisition): 39.7%
Revenues: $195 mln
Expenses: $118 mln
Net Income: $113 mln

ProAssurance. Treated Fairly

Inside ProAssurance’s Income Statement
3/31/13

$35.5 Non-Taxable Gain on Acquisition

$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
$22.10
$23.36
$25.25
$26.30
$27.04
$28.15
$29.45
$30.17
$30.82
$32.14
$33.11
$35.42
$36.16
$37.15
$38.23
$36.85
$38.19
$20.73
$21.17
$23.06
$24.04
$24.80
$25.88
$27.11
$26.58
$27.24
$28.59
$29.60
$31.93
$32.70
$33.71
$34.82
$33.34
$34.69
$20.94
$21.02
$21.89
$23.13
$23.68
$24.24
$24.97
$25.29
$26.02
$26.97
$27.60
$29.80
$30.53
$31.42
$32.23
$30.98
$32.46
Book Value per Share
Tangible Book Value per Share
Tangible Book Value per Share excl. Unrealized Gains / Losses

55

PROASSURANCE. Treated Fairly

Recent Book Value per Share History

# Components of Return on Equity *(in millions)*

## 2012 Return on Equity: 12.4%

11.1%
5.8%
1.3%
Pre-Tax Underwriting Profit $245
Pre-Tax Investment Income $129
Non-Operating Gains $28
Taxes $(120)
Interest & Intangibles $(7)
-5.4%
-0.4%

## 2013 Return on Equity: 13.4%
## *(excludes gain on acquisition)*

7.5%
5.5%
4.6%
Pre-Tax Underwriting Profit $43
Pre-Tax Investment Income $32
Non-Operating Gains $27
Taxes $(22)
Interest & Intangibles $(2)
-3.9%
-0.3%

56

PROASSURANCE. Treated Fairly

Steady Return in an Unfavorable Environment
  Long-term ROE target: 12% -14%

Price to Book
BV/Share $
Stock Price $
2.5
2.0
1.5
1.0
0.5
0.0
$50.00
$40.00
$30.00
$20.00
$10.00
$-
Sep-91
May-93
Jan-95
Sep-96
May-98
Jan-00
Sep-01
May-03
Jan-05
Sep-06
May-08
Jan-10
Sep-11
May-13

ProAssurance.
Treated Fairly

Driven to Excel / Focused on Shareholder Value
  Maintaining profitability
  Continuing growth in book value per share
  Producing sustainable shareholder value
  Focusing on long-term—ready for the market turn
Current Prices Reflect the Solid Value of ProAssurance
Current Price to Q1 2013 Book: 1.4x Average Since Inception: 1.4x
Unadjusted for dividends
Prices Adjusted for 2:1 Stock Split

# ProAssurance Transaction Discussion

ProAssurance.
Treated Fairly

ProAssurance Transaction Discussion
Medmarc is broadening our product offerings and capabilities in protecting the delivery of healthcare
With the acquisition of
Independent Nevada Doctors Insurance Exchange (IND),
ProAssurance becomes the leading
medical professional liability writer in Nevada

Medmarc Transaction Update
  A leading products liability writer in medical
 technology and life sciences
  Meaningful legal professional liability book
  Acquisition completed effective January 1, 2013
  Functioning as an operationally independent
 subsidiary
  Broad acceptance in Medmarc’s target markets
  Coordinated marketing opportunities growing

IND
NEVADA DOCTORS
Home Means Nevada

ProAssurance.
Treated Fairly

IND Transaction Update
  Leading MPL writer in Nevada
  Acquisition completed in late November 2012
  Integration well underway and proceeding
 smoothly
  New business opportunities evolving as agents
 understand the scope and capability of the
 combined organizations

# Investment Portfolio Detail

ProAssurance.
Treated Fairly

Investment Portfolio Detail
ProAssurance remains conservatively
invested, to ensure our ability to keep our
long-term promise of insurance protection

Short Term
(incl cash)
3%
Fixed
Income
84%
Equities &
Equity
Substitutes
12%
BOLI
1%

Corporate
43%
Asset
Backed
13%
Govt &
Agency
8%
State &
Muni
36%

ProAssurance.
Treated Fairly

ProAssurance: Investment Profile
$4.3 Billion Overall Portfolio
$3.6 Billion Fixed Income Portfolio
  Average duration: 3.9 years
  Average tax-equivalent
 income yield: Q1 13: 4.2% / Q1 12: 4.4%
  Investment grade: 93%
  Weighted average: A+
03/31/13
  Tax credit portfolio not reflected in investment
 income—provides approximately $17.8 million
 in tax credits and $10.9 million in deductions in
 2013
  CUSIP-level portfolio disclosure on our website:
 www.proassurance.com/investorrelations/supplemental.aspx

Non Agency
MBS
1%
Credit Cards
4%
Auto
7%
Other
4%
Alt-A
1%
Sub-Prime
1%
Non Agency
CMBS
15%
Agency
MBS/CMBS
67%

ProAssurance.
Treated Fairly

ProAssurance Portfolio Detail: Asset Backed
03/31/13
Subject to Rounding
Asset Backed: $490 Million
Weighted Average Rating: “AA+”

Industrials
44%
Utilities
Energy
19%
Communi
cations
8%
Financials
29%

| Top 20 Banks/Financials: $ 249 million | |
|---|---|
| *in millions* | |
| JPM Chase $25 | National Bank of Canada $10 |
| GECC $19 | BBT $10 |
| Goldman Sachs $19 | Barclays $10 |
| Morgan Stanley $19 | PNC $9 |
| B of A $17 | HSBC $9 |
| Wells $15 | Blackrock $8 |
| US Bank $15 | Simon Property $7 |
| National Rural Utility Coop $14 | HCP $7 |
| American Honda Financial $13 | National Bank of Australia $6 |
| Citi $11 | Westpac Bank $6 |

ProAssurance. Treated Fairly

ProAssurance Portfolio Detail: Corporate
Corporates: $1.6 Billion
Weighted Average Rating: A-
3/31/13

General Obligation 27%
Special Revenue 58%
Prerefunded 15%

| Top 10 Municipal Holdings | |
|---|---|
| *in millions* | |
| State of Texas | $21 |
| University of Alabama Revenue | $14 |
| Port Authority of New York & New Jersey | $13 |
| Omaha (NE) Public Power District | $13 |
| South Carolina Public Service | $13 |
| Douglas County (CO) Schools District 1 | $12 |
| Triborough Bridge Authority of New York | $12 |
| North Carolina State Capital Improvement | $11 |
| Washington State General Obligation | $11 |
| Metro Govt Nashville/Davidson County | $10 |

ProAssurance. Treated Fairly

ProAssurance Portfolio Detail: Municipals
Municipals: $1.3 Billion / Average Rating is AA
Investment policy has always required
 investment grade rating prior to applying the
 effect of insurance
Weighted Average Rating: AA
12/31/12

Equities
53%
Long/Short
Equity
7%
Private
Equity
8%
FHLB
Stock
1%
Tax Credits
31%

ProAssurance.
Treated Fairly

ProAssurance Portfolio Detail: Equities & Other
12/31/12

Equities & Other: $489 Million
4.9% TE Book Yield
13% TE IRR

TIPS
32%
FHLB
Debentures
9%
FNMA Sr
Debentures
7%
FHLMC Sr
Debentures
2%
Other
3%
Treasuries
47%

Prime
MMF
28%
Govt
MMF
72%

Best
Rating: A
7%
Best
Rating:
A+
58%
Best
Rating:
A++
35%

ProAssurance Portfolio Detail: Various
  Rated A1/P1 or better
  Money Markets:
  Moody’s: Aaa
  S&P: AAA
 Weighted average rating
  Moody’s: AA3
  S&P: AA-
  A. M. Best: A+
Treasury / GSE: $291 Million
Short Term: $149 Million
BOLI: $53 Million
03/3/13

# Additional Financial Data

ProAssurance.
Treated Fairly

Additional Financial Data

Billions
Debt
Equity
Debt to Equity
$2.0
$1.8
$1.5
$1.3
$1.0
$0.8
$0.5
$0.3
$-
20%
14%
19%
25%
22%
16%
13%
2%
3%
3%
2%
6%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Billions
Premiums
Equity
Premiums to Surplus
$2.0
$1.8
$1.5
$1.3
$1.0
$0.8
$0.5
$0.3
$-
1.3
1.4
1.3
1.0
0.5
0.4
0.3
0.3
0.3
0.3
0.2
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

ProAssurance.
Treated Fairly

  Prepared for an improving market
Conservative Use of Debt / Low Leverage
  Credit facility accessed for
 $125 million in short-term
 borrowing (December 2012)
Debt to Equity
No Debt Prior to 2001
Strong Capital Position

Combined Ratio
115%
110%
105%
100%
95%
90%
85%
80%
7%
6%
5%
4%
3%
2%
1%
0%
Investment Yield

Loss in Value
Yield
0%
-4%
-8%
-12%
-16%
8%
6%
4%
2%
0%
Change in Value
Yield
2
5
6
8
10
12
Years

  The choice: chase yield or extend duration
  We are maintaining duration, looking for
 opportunities
  Pricing discipline becomes even more
 critical in a low interest rate environment
  Lack of investment yield may be a hard
 market catalyst
Return on Equity and Investment Returns
Assumes a 1:1 premium to surplus ratio for physicians
professional liability claims-made coverages
Combined Ratio Required to
Generate a 13% Return on Equity
Long-Term ROE Target is 12%-14%
The Yield Trap
Revised to reflect yields at 03/31/13